Note 14 - Net Loss Per Common Share	3 Months Ended
Mar. 31, 2017
Notes to Financial Statements
Earnings Per Share [Text Block]

Note
14.
Net Loss Per Common Share

Basic and diluted net loss per share has been calculated by dividing net loss by the weighted average number of common shares outstanding during the period.

The following common stock equivalents were excluded from the computation of diluted net loss per common share because they were anti-dilutive. The exercise or issuance of these common stock equivalents would dilute earnings per share if the Company becomes profitable in the future.

	Three Months Ended March 31,
	2017	2016
Stock options	5,294,016	253,777
Warrants	180,000	142,500
Series D Convertible Preferred Stock	3,082,500	-
Series F Convertible Preferred Stock	4,215,000	-
Total	12,771,516	396,277